UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 30, 2004

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The previously announced sale by TECO Energy’s subsidiaries of their 50-percent interest in Texas Independent Energy, LP (TIE) to an affiliate of Public Service Enterprise Group Incorporated (PSEG) for the negotiated price of $500,000 was completed on Aug. 30, 2004. Prior to the sale, PSEG indirectly held 50-percent of the partnership interests in TIE. As a result of this acquisition, PSEG will indirectly hold 100-percent of the partnership interests in TIE, which owns two 1,000-megawatt gas-fired, combined cycle power stations in Texas, the Odessa and Guadalupe facilities.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The following unaudited pro forma consolidated balance sheet reflects the disposition of the equity investment in TIE as if it had occurred on June 30, 2004. The accompanying unaudited pro forma condensed consolidated statement of income for the six months ended June 30, 2004 and the year ended Dec. 31, 2003, reflects the disposition of the TIE investment as if the sale had occurred on Jan. 1, 2003. The pro forma financial information does not purport to represent what TECO Energy, Inc.’s consolidated results would have been if the disposition had in fact occurred on these dates, nor does it purport to indicate the future consolidated financial position or future consolidated results of operations of TECO Energy. The pro forma adjustments are based on the equity earnings and related charges for TIE recorded for the periods.

TECO Energy, Inc.

Pro Forma Consolidated Balance Sheet

June 30, 2004

(Unaudited)

$ millions	As reported	TIE (1) Adjustments	Pro Forma
Current assets
Cash and cash equivalents	$85.6		$85.6
Restricted cash	49.5		49.5
Receivables, less allowance for uncollectibles	331.4		331.4
Current derivative assets	15.4		15.4
Inventories, at average cost
Fuel	75.9		75.9
Materials and supplies	80.2		80.2
Prepayments and other current assets	119.8		119.8
Assets held for sale	117.0		117.0

Total current assets	874.8		874.8

Property, plant and equipment
Utility plant in service
Electric	5,085.4		5,085.4
Gas	791.4		791.4
Construction work in progress	795.4		795.4
Other property	881.5		881.5

Property, plant and equipment, at original cost	7,553.7		7,553.7
Accumulated Depreciation	(2,031.8)		(2,031.8)

Total property, plant and equipment (net)	5,521.9		5,521.9

Other assets
Deferred income taxes	1,000.3		1,000.3
Other investments	11.5		11.5
Regulatory assets	160.3		160.3
Investment in unconsolidated affiliates	247.9		247.9
Goodwill	71.2		71.2
Deferred charges and other assets	143.9		143.9
Assets held for sale	2,061.3		2,061.3

Total other assets	3,696.4		3,696.4

Total assets	$10,093.1		$10,093.1

TECO Energy, Inc.

Pro Forma Consolidated Balance Sheet – continued

June 30, 2004

(Unaudited)

$ millions	As reported	TIE (1) Adjustments	Pro Forma
Current liabilities
Long-term debt due within one year
Recourse	$5.3		$5.3
Non-recourse	8.6		8.6
Notes Payable	30.0		30.0
Accounts Payable	299.4		299.4
Customer deposits	104.4		104.4
Current derivative liabilities	9.2		9.2
Interest accrued	61.8		61.8
Taxes accrued	165.9		165.9
Liabilities associated with assets held for sale	1,570.0		1,570.0

Total current liabilities	2,254.6		2,254.6

Other liabilities
Deferred income tax	418.1		418.1
Investment tax credits	21.3		21.3
Regulatory liabilities	569.5		569.5
Deferred credits and other liabilities	361.7		361.7
Liabilities associated with assets held for sale	674.1		674.1
Long-term debt, less amount due within one year
Recourse	3,591.4		3,591.4
Non-recourse	14.8		14.8
Junior subordinated	669.3		669.3
Minority interest	2.9		2.9

Total other liabilities	6,323.1		6,323.1

Capital
Common equity	188.5		188.5
Additional paid in capital	1,226.2		1,226.2
Retained earnings	162.4		162.4
Accumulated other comprehensive income	(52.4)		(52.4)

Common equity	1,524.7		1,524.7
Unearned compensation	(9.3)		(9.3)

Total capital	1,515.4		1,515.4

Total liabilities and capital	$10,093.1		$10,093.1

(1)	The $0.5 million TECO Energy received in cash proceeds approximates the amount expected to be paid for professional fees associated with the sale. Accordingly, the estimated net impact on cash and retained earnings is zero as the investment was previously written down to zero.

TECO Energy, Inc.

Pro Forma Condensed Consolidated Statement of Income

For the six months ended June 30, 2004

(Unaudited)

$ millions, except per share amounts	As reported	TIE (1) Adjustments	Pro Forma
Revenues	$1,355.3		$1,355.3

Operating Expenses	1,222.6		1,222.6

Income from Operations	132.7		132.7

Other Income
AFUDC - Other Funds	0.7		0.7
Other Income	82.7		82.7
Impairment on TIE Investment	(151.9)	(151.9)	0.0
Earnings from Equity Investments	5.9	(9.8)	15.7

Other Income	(62.6)	(161.7)	99.1

Interest Charges	172.6		172.6

Income Before Income Taxes	(102.5)	(161.7)	59.2

(Benefit)Provision for Income Tax	(7.1)	(56.6)	49.5
Minority Interest	41.6		41.6

Net Income from Continuing Operations	$(53.8)	$(105.1)	$51.3

Average common shares outstanding
Basic	188.2		188.2
Diluted	188.2		188.7

Earnings per share from continuing operations
Basic	$(0.29)		$0.27
Diluted	$(0.29)		$0.27

(1)	Reflects the reversal of the equity losses from TIE and the asset impairment recorded in the second quarter of 2004 to write off the remaining value of the equity investment in TIE and the related tax impacts. No adjustment is recorded for the cash proceeds received, as the amount approximates the professional fees associated with completing the sale.

TECO Energy, Inc.

Pro Forma Consolidated Statement of Income

For the year ended Dec. 31, 2003

(Unaudited)

$ millions, except per share amounts	As reported	TIE (1) Adjustments	Pro Forma
Revenues	$2,740.0		$2,740.0
Operating Expenses	2,719.9		2,719.9

Income from Operations	20.1		20.1

Other Income
AFUDC - Other Funds	19.8		19.8
Other Income	114.5	2.1	112.4
TMDP Arbitration Reserve	(32.0)		(32.0)
Earnings from Equity Investments	(0.4)	(8.2)	7.8

Other Income	101.9	(6.1)	108.0

Interest Charges	320.7		320.7

Income Before Income Taxes	(198.7)	(6.1)	(192.6)

(Benefit) Provision for Income Tax	(135.2)	(2.1)	(133.1)
Minority Interest	48.8		48.8

Net Income from Continuing Operations	$(14.7)	$(4.0)	$(10.7)

Average common shares outstanding
Basic	179.9		179.9
Diluted	179.9		179.9
Earnings per share from continuing operations
Basic	$(0.08)		$(0.06)
Diluted	$(0.08)		$(0.06)

(1)	Reflects the reversal of the equity losses and other miscellaneous income from TIE and the related tax impacts. No adjustment is recorded for the cash proceeds received, as the amount approximates the professional fees associated with completing the sale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECO ENERGY, INC.
(Registrant)

Date: September 1, 2004

/s/ G. L. GILLETTE
G. L. GILLETTE
Executive Vice President
and Chief Financial Officer (Principal Financial Officer)